UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 12, 2017 (June 12, 2017)

ULTRA PETROLEUM CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. Sam Houston Parkway E Suite 1200 Houston, Texas 77060
(Address of Principal Executive Offices) (Zip Code)

281-876-0120
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 7 Regulation FD

Item 7.01. Regulation FD Disclosure.

Press Release

     Ultra Petroleum Corp. (the “Company”) issued a news release today, attached as Exhibit 99.1, announcing it is set to join the broad-market Russell 3000® Index at the conclusion of the Russell indexes annual reconstitution, effective after the US market opens on June 26, according to a preliminary list of additions posted June 9.

     The information presented in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act or 1933, as amended, except as expressly set forth in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	News Release dated June 12, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

Date: June 12, 2017	By:	/s/ Sandi Kraemer
Sandi Kraemer
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated June 12, 2017.